UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 25, 2011

Vital Images, Inc.

(Exact name of registrant as specified in its charter)

Minnesota	0-22229	41-1321776
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5850 Opus Parkway, Suite 300 Minnetonka, Minnesota	55343
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (952) 487-9500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.               Entry into a Material Definitive Agreement.

Merger Agreement

On April 27, 2011, Vital Images, Inc. (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Toshiba Medical Systems Corporation (“Parent”) and Magenta Corporation, a wholly owned subsidiary of Parent (“Merger Sub”), for the acquisition of the Company by Merger Sub. Pursuant to the terms of the Merger Agreement, Merger Sub will acquire all of the issued and outstanding shares of the Company’s common stock for $18.75 per share, or approximately $273 million in the aggregate, through a cash tender offer followed by a merger.

Following the consummation of the tender offer, Merger Sub will merge with and into the Company and the Company will become a wholly owned subsidiary of Parent (the “Merger”). In the Merger, the remaining shareholders of the Company will be entitled to receive, in cash, $18.75 per share of the Company’s common stock held by such shareholders.

The Company has made various representations and warranties and agreed to specified covenants in the Merger Agreement. The Company’s covenants include covenants relating to the Company’s conduct of its business between the date of the Merger Agreement and the closing of the Merger; restrictions on soliciting proposals for alternative transactions; public disclosures; and other matters.  The Merger Agreement contains certain termination rights of Parent and the Company and provides that, upon the termination of the Merger Agreement under specified circumstances, the Company will be required to pay Parent a termination fee of $8.2 million or, under different circumstances, a termination fee of one-half of such amount.

The Company’s Board of Directors has unanimously approved the Merger Agreement and unanimously recommends that the stockholders of the Company tender their shares of Company common stock in the tender offer.

The closing of the tender offer is conditioned on, among other things, the tender of at least a majority of the outstanding shares of the Company’s common stock on a fully diluted basis, required regulatory approvals, including those of the Federal Trade Commission under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, and other customary closing conditions.  Depending on the number of shares held by Merger Sub after its acceptance of the shares properly tendered in connection with the tender offer, the Company stockholders that remain after the completion of the tender offer may be required to approve the Merger.

Subject to the terms and conditions of the Merger Agreement, the Company has granted Merger Sub an option that is irrevocable during the term of the Merger Agreement (the “Top-Up Option”) to purchase an aggregate number of newly-issued shares that, at the time of such exercise, constitutes one share more than 90% of the number of fully-diluted shares of the Company’s common stock but not less than one share more than 90% of the number of shares of the Company’s common stock then outstanding, subject to authorized shares being available for issuance. The Top-Up Option is exercisable only after shares have been purchased pursuant to the tender offer. The consideration for each share of Company common stock acquired upon exercise of the Top-Up Option will be $18.75 per share and will be paid, at Merger Sub’s election, either (i) entirely in cash or (ii) by paying in cash the aggregate par value of the shares issued pursuant to the Top-Up Option and by delivering to the Company Merger Sub’s unsecured, non-negotiable, non-transferable promissory note in the principal amount of the balance of the purchase price.

The Merger Agreement has been included to provide information regarding its terms. It is not intended to modify or supplement any factual disclosures about the Company, Parent or Merger Sub in any public reports filed with the U.S. Securities and Exchange Commission by the Company, Parent or Merger Sub. In particular, the assertions embodied in the representations, warranties, and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement and as of specified dates, were solely for the benefit of the parties to the Merger Agreement, and are subject to limitations agreed upon by the parties to the Merger Agreement, including being qualified by confidential disclosure schedules provided by the Company to Parent in connection with the execution of the Merger Agreement. These disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Merger Agreement. Moreover, certain representations and warranties in the Merger Agreement have been made for the purposes of allocating risk between the parties to the Merger Agreement instead of establishing matters of fact. Accordingly, the representations and warranties in the Merger Agreement may not constitute the actual state of facts about the Company, Parent or Merger Sub. The representations and warranties set forth in the Merger Agreement may also be subject to a contractual standard of materiality different from that generally applicable under federal securities laws. Investors are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties, or covenants or any descriptions thereof as characterizations of the actual state of facts or the actual condition of the Company, Parent, or Merger Sub or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

The Company’s marketing partners include Parent, which markets the Company’s software to its customers through its subsidiaries and distributors worldwide. The Company’s agreement with Parent and its affiliates commenced in 2001, and it has been extended multiple times, most recently through December 31, 2013. The Marketing and Distribution Agreement, which was entered into by Parent and the Company on November 21, 2008, is a typical reseller or distributor agreement, under which Parent markets and resells the Company’s products to its customers. Sales through Parent and its affiliates are a material portion of the Company’s revenues, comprising approximately 51% of the Company’s 2010 revenues, 54% of the Company’s 2009 revenues and 52% of the Company’s 2008 revenues. License revenue generated through the Company’s relationship with Parent and its affiliates during the years ended December 31, 2010, 2009 and 2008 was $16.9 million, $18.3 million, and $23.3 million, respectively.

Employment Agreements

Amendment to Employment Agreements

The Company entered into amendments to the employment agreements (the “Employment Agreement Amendments”) of each of Michael Carrel, Stephen Andersen, Steven

Canakes and Aaron Erkan Akyuz on April 25, 2011, and of Peter Goepfrich on April 27, 2011. The Employment Agreement Amendments, effective as of the date of execution, limit the ability of each individual to exercise any stock options between the closing of the tender offer and the effective time of the Merger.  Effective as of the closing date of the Merger (the “Closing Date”), the Employment Agreement Amendments also: (i) revise the restriction on competition provisions to apply to the business of Parent; (ii) attach a form release that the applicable individual is required to execute and deliver to receive severance pay; and (iii) make certain other changes related to Section 409A of the Internal Revenue Code.  The Amendments amend the Employment Agreement between the Company and Mr. Carrel dated January 21, 2008, the Employment Agreement between the Company and Mr. Akyuz dated October 1, 2009, the Employment Agreement between the Company and Mr. Andersen dated October 24, 2005, the Employment Agreement between the Company and Mr. Canakes dated September 8, 2005, and the Employment Agreement between the Company and Mr. Goepfrich dated January 21, 2008.

Retention Agreements

The Company entered into Retention Agreements, effective as of the Closing Date, with each of Michael Carrel, Aaron Erkan Akyuz, Stephen Andersen and Steven Canakes on April 25, 2011 and with Peter Goepfrich on April 27, 2011 (each, a “Retention Agreement”), to continue his employment with the Company following the closing of the Merger. Each Retention Agreement guarantees a minimum bonus payment of 100% of each executive officer’s target levels for the 2011 annual bonus and provides for retention bonus payments, which are payable if the applicable individual remains employed by the Company or Parent on certain dates as set forth in the Retention Agreements.  No payments will be made if the Merger does not close.

Under Mr. Carrel’s Retention Agreement, Mr. Carrel is entitled to receive a minimum guaranteed bonus of $224,250 on March 31, 2012 if he is actively employed with the Company or Parent, subject to certain exceptions.  Mr. Carrel is also entitled to receive retention bonus payments of $186,875 on the Closing Date and the 12-month anniversary of the Closing Date and of $373,750 on the 24-month and 36-month anniversaries of the Closing Date, for a total retention bonus of $1,121,250.  Because Mr. Carrel will no longer be eligible for options grants or other equity awards after closing of the Merger, he will also receive a cash award in lieu of the options awards that he has received in the past in the amount of $120,750.  Specific performance requirements to earn this award are yet to be determined, but the award will not be payable to Mr. Carrel until 2014.

Under Mr. Akyuz’s Retention Agreement, Mr. Akyuz is entitled to receive a minimum guaranteed bonus of $137,500 on March 31, 2012 if he is actively employed with the Company or Parent, subject to certain exceptions.  Mr. Akyuz is also entitled to receive retention bonus payments of $114,583 on the Closing Date and the 12-month anniversary of the Closing Date and of $229,167 on the 24-month and 36-month anniversaries of the Closing Date, for a total retention bonus of $687,500.  Because Mr. Akyuz will no longer be eligible for options grants or other equity awards after closing of the Merger, he will also receive a cash award in lieu of the options awards that he has received in the past in the amount of $61,875.  Specific performance requirements to earn this award are yet to be determined, but the award will not be payable to Mr. Akyuz until 2014.

Under Mr. Andersen’s Retention Agreement, Mr. Andersen is entitled to receive a minimum guaranteed bonus of $150,000 on March 31, 2012 if he is actively employed with the Company or Parent, subject to certain exceptions.  Mr. Andersen is also entitled to receive retention bonus payments of $66,667 on the Closing Date and the 12-month anniversary of the Closing Date and of $133,333 on the 24-month and 36-month anniversaries of the Closing Date, for a total retention bonus of $400,000.  Because Mr. Andersen will no longer be eligible for options grants or other equity awards after closing of the Merger, he will also receive a cash award in lieu of the options awards that he has received in the past in the amount of $40,000.  Specific performance requirements to earn this award are yet to be determined, but the award will not be payable to Mr. Andersen until 2014.

Under Mr. Canakes’ Retention Agreement, Mr. Canakes is entitled to receive a minimum guaranteed bonus of $159,900 on March 31, 2012 if he is actively employed with the Company or Parent, subject to certain exceptions.  Mr. Canakes is also entitled to receive retention bonus payments of $71,067 on the Closing Date and the 12-month anniversary of the Closing Date and of $142,133 on the 24-month and 36-month anniversaries of the Closing Date, for a total retention bonus of $426,400.  Because Mr. Canakes will no longer be eligible for options grants or other equity awards after closing of the Merger, he will also receive a cash award in lieu of the options awards that he has received in the past in the amount of $42,640.  Specific performance requirements to earn this award are yet to be determined, but the award will not be payable to Mr. Canakes until 2014.

Under Mr. Goepfrich’s Retention Agreement, Mr. Goepfrich is entitled to receive a minimum guaranteed bonus of $112,500 on March 31, 2012 if he is actively employed with the Company or Parent on the six-month anniversary of the Closing Date, subject to certain exceptions.  Mr. Goepfrich is also entitled to receive a retention bonus payment of $18,750 on the Closing Date and $93,750 on the six-month anniversary of the Closing Date.

Change in Control Agreements

The Company entered into an Amendment to Change in Control Agreement (the “CIC Amendments”), effective as of the Closing Date, with each of Stephen Andersen, Steven Canakes, Michael Carrel and Aaron Erkan Akyuz on April 25, 2011, and with Peter Goepfrich on April 27, 2011.

Mr. Carrel’s CIC Amendment, which amends the Change in Control Agreement between the Company and Mr. Carrel dated May 16, 2005, (i) revises the good reason definition to cover any adverse changes in status, position, duties or responsibilities of Mr. Carrel as an executive of the Company and to reflect the status of the Company as a private company after the Merger; (ii) provides for the payment to Mr. Carrel of $690,000 on the 66th day following the closing date of the Merger; (iii) provides that if severance benefits are paid under the Change in Control Agreement, as amended, such severance benefits will be the only severance benefits paid to Mr. Carrel; and (iv) makes certain other changes relating to Section 409A of the Internal Revenue Code.

Mr. Andersen’s CIC Amendment, which amends the Change in Control Agreement between the Company and Mr. Andersen dated April 29, 2004, (i) revises the good reason definition to reflect the status of the Company as a private company after the Merger; (ii) requires Mr. Andersen to enter into a release to receive any benefits thereunder; (iii) provides that if severance benefits are paid under the Change in Control Agreement, as amended, such severance benefits will be the only severance benefits paid to Mr. Andersen; and (iv) makes certain other changes relating to Section 409A of the Internal Revenue Code.

Mr. Akyuz’s CIC Amendment, which amends the Change in Control Agreement between the Company and Mr. Akyuz dated September 25, 2009, (i) revises the good reason definition to reflect the status of the Company as a private company after the Merger; (ii) requires Mr. Akyuz to enter into a release to receive any benefits thereunder; (iii) provides that if severance benefits are paid under the Change in Control Agreement, as amended, such severance benefits will be the only severance benefits paid to Mr. Akyuz; and (iv) makes certain other changes relating to Section 409A of the Internal Revenue Code.

Mr. Canakes’ CIC Amendment, which amends the Change in Control Agreement between the Company and Mr. Canakes dated October 9, 2000, (i) revises the good reason definition to reflect the status of the Company as a private company after the Merger; (ii) requires Mr. Canakes to enter into a release to receive any benefits thereunder; (iii) provides that if severance benefits are paid under the Change in Control Agreement, as amended, such severance benefits will be the only severance benefits paid to Mr. Canakes; and (iv) makes certain other changes relating to Section 409A of the Internal Revenue Code.

Mr. Goepfrich’s CIC Amendment, which amends the Change in Control Agreement between the Company and Mr. Goepfrich dated October 31, 2005, (i) revises the good reason definition to reflect the status of the Company as a private company after the Merger; (ii) requires Mr. Goepfrich to enter into a release to receive any benefits thereunder; (iii) provides that Mr. Goepfrich will be paid severance equal to his base salary of $225,000 if he is employed by the Company until the six-month anniversary of the closing date of the Merger or is terminated for cause or terminates his employment for good reason; (iv) provides that if severance benefits are paid under the Change in Control Agreement, as amended, such severance benefits will be the only severance benefits paid to Mr. Goepfrich; and (v) makes certain other changes relating to Section 409A of the Internal Revenue Code.

The foregoing descriptions of each of the Merger Agreement, the Employment Agreement Amendments, the CIC Amendments and the Retention Agreements do not purport to be complete and are qualified in their entirety by reference to the full text of each such agreement, which are attached hereto as Exhibits 2.1, 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, 10.7, 10.8, 10.9, 10.10, 10.11, 10.12, 10.13, 10.14 and 10.15, respectively, and incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth under Item 1.01 is hereby incorporated by reference into this Item 5.02.

Item 8.01.	Other Events.

On April 27, 2011, the Company issued a press release announcing that it had entered into the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1.

Note to Security Holders

The tender offer for the outstanding shares of Company common stock described in this Form 8-K has not yet commenced.  This Form 8-K is neither an offer to purchase nor a solicitation of an offer to sell securities.  The solicitation and the offer to buy shares of the Company’s common stock will be made pursuant to an offer to purchase and related materials that Merger Sub and Parent expect to file with the U.S. Securities and Exchange Commission (SEC).  At the time the tender offer is commenced, Merger Sub and Parent will file a tender offer statement on Schedule TO (including an offer to purchase, a related letter of transmittal and other tender offer documents) with the SEC and the Company will file with the SEC a solicitation/recommendation statement on Schedule 14D-9 with respect to the tender offer.  Shareholders of the Company are strongly advised to read the tender offer statement (including an offer to purchase, a related letter of transmittal and other tender offer documents) and the related solicitation/recommendation statement when they become available because they will contain important information that Company shareholders should consider before making any decision regarding tendering their shares.  These materials (and all other materials filed by the Company with the SEC) will be available to all shareholders of the Company at no expense to them on the SEC’s website at www.sec.gov.  Free copies of the tender offer statement and related materials and the solicitation/recommendation statement, when available, may be obtained from the information agent for the tender offer.

Forward-Looking Statements

This Form 8-K contains forward-looking statements that are not historical facts and are subject to risks and uncertainties that could cause actual results to differ materially from those described.  All statements other than statements of historical fact are statements that could be deemed forward-looking statements.  Forward-looking statements in this communication include statements regarding the anticipated benefits of the transaction; statements regarding the anticipated timing of filings and approvals relating to the transaction; statements regarding the expected timing of the completion of the transaction; and any statements of assumptions underlying any of the foregoing.  All forward-looking statements are based largely on current expectations and beliefs concerning future events, approvals and transactions that are subject to substantial risks and uncertainties.  Factors that may cause or contribute to the actual results or outcomes being different from those contemplated by forward-looking statements include: risks and uncertainties associated with the tender offer, including uncertainties as to the timing of the tender offer and merger, uncertainties as to how many of the Company’s shareholders will tender their shares in the offer, the risk that competing offers will be made, and the possibility that various closing conditions for the transaction may not be satisfied or waived.  Other factors that may cause the Company’s actual results to differ materially from those expressed or implied in the forward-looking statements are discussed in the Company’s filings with the SEC, including in its periodic reports filed on Form 10-K and Form 10-Q with the SEC.  Copies of the Company’s filings with the SEC may be obtained at the “Investors” section of the Company’s website at www.vitalimages.com.  The forward-looking statements made in this communication are made only as of the date of this communication, and the Company undertakes no obligation to update them to reflect subsequent events or circumstances.

Item 9.01.               Financial Statements and Exhibits.

(d)               Exhibits.

Exhibit	Description

2.1	Agreement and Plan of Merger, dated April 27, 2011, by and among Vital Images, Inc., Toshiba Medical Systems Corporation, and Magenta Corporation.

10.1	Amendment to Employment Agreement, dated April 25, 2011, by and between Vital Images, Inc. and Michael Carrel.

10.2	Amendment to Employment Agreement, dated April 25, 2011, by and between Vital Images, Inc. and Aaron Erkan Akyuz.

10.3	Amendment to Employment Agreement, dated April 25, 2011, by and between Vital Images, Inc. and Stephen Andersen.

10.4	Amendment to Employment Agreement, dated April 25, 2011, by and between Vital Images, Inc. and Steven Canakes.

10.5	Amendment to Employment Agreement, dated April 27, 2011, by and between Vital Images, Inc. and Peter Goepfrich.

10.6	Amendment to Change in Control Agreement, dated April 25, 2011, by and between Vital Images, Inc. and Michael Carrel.

10.7	Amendment to Change in Control Agreement, dated April 25, 2011, by and between Vital Images, Inc. and Aaron Erkan Akyuz.

10.8	Amendment to Change in Control Agreement, dated April 25, 2011, by and between Vital Images, Inc. and Stephen Andersen.

10.9	Amendment to Change in Control Agreement, dated April 25, 2011, by and between Vital Images, Inc. and Steven Canakes.

10.10	Amendment to Change in Control Agreement, dated April 27, 2011, by and between Vital Images, Inc. and Peter Goepfrich.

10.11	Retention Agreement, dated April 25, 2011, by and between Vital Images, Inc. and Michael Carrel.

10.12	Retention Agreement, dated April 25, 2011, by and between Vital Images, Inc. and Aaron Erkan Akyuz.

10.13	Retention Agreement, dated April 25, 2011, by and between Vital Images, Inc. and Stephen Andersen.

10.14	Retention Agreement, dated April 25, 2011, by and between Vital Images, Inc. and Steven Canakes.

10.15	Retention Agreement, dated April 27, 2011, by and between Vital Images, Inc. and Peter Goepfrich.

99.1	Press Release, dated April 27, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VITAL IMAGES, INC.

Date: April 28, 2011	/s/ Michael H. Carrel
Michael H. Carrel
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description
2.1	Agreement and Plan of Merger, dated April 27, 2011, by and among Vital Images, Inc., Toshiba Medical Systems Corporation, and Magenta Corporation.

10.1	Amendment to Employment Agreement, dated April 25, 2011, by and between Vital Images, Inc. and Michael Carrel.

10.2	Amendment to Employment Agreement, dated April 25, 2011, by and between Vital Images, Inc. and Aaron Erkan Akyuz.

10.3	Amendment to Employment Agreement, dated April 25, 2011, by and between Vital Images, Inc. and Stephen Andersen.

10.4	Amendment to Employment Agreement, dated April 25, 2011, by and between Vital Images, Inc. and Steven Canakes.

10.5	Amendment to Employment Agreement, dated April 27, 2011, by and between Vital Images, Inc. and Peter Goepfrich.

10.6	Amendment to Change in Control Agreement, dated April 25, 2011, by and between Vital Images, Inc. and Michael Carrel.

10.7	Amendment to Change in Control Agreement, dated April 25, 2011, by and between Vital Images, Inc. and Aaron Erkan Akyuz.

10.8	Amendment to Change in Control Agreement, dated April 25, 2011, by and between Vital Images, Inc. and Stephen Andersen.

10.9	Amendment to Change in Control Agreement, dated April 25, 2011, by and between Vital Images, Inc. and Steven Canakes.

10.10	Amendment to Change in Control Agreement, dated April 27, 2011, by and between Vital Images, Inc. and Peter Goepfrich.

10.11	Retention Agreement, dated April 25, 2011, by and between Vital Images, Inc. and Michael Carrel.

10.12	Retention Agreement, dated April 25, 2011, by and between Vital Images, Inc. and Aaron Erkan Akyuz.

10.13	Retention Agreement, dated April 25, 2011, by and between Vital Images, Inc. and Stephen Andersen.

10.14	Retention Agreement, dated April 25, 2011, by and between Vital Images, Inc. and Steven Canakes.

10.15	Retention Agreement, dated April 27, 2011, by and between Vital Images, Inc. and Peter Goepfrich.

99.1	Press Release, dated April 27, 2010.